SYNOVUS FINANCIAL CORP.


                           Deferred Stock Option Plan

                                  July 1, 2001

                             SYNOVUS FINANCIAL CORP.
                           Deferred Stock Option Plan

ARTICLE I - PURPOSE............................................................1

ARTICLE II - DEFINITIONS.......................................................1

         2.1      Account......................................................1
         2.2      Administrator................................................1
         2.3      Agent........................................................1
         2.4      Beneficiary..................................................1
         2.5      Board........................................................1
         2.6      Company......................................................1
         2.7      Deferral Election Form.......................................1
         2.8      Determination Date...........................................2
         2.9      Effective Date...............................................2
         2.10     Employer.....................................................2
         2.11     Initial Participation Date...................................2
         2.12     Participant..................................................2
         2.13     Plan.........................................................2
         2.14     Plan Benefit.................................................2
         2.15     Plan Year....................................................2
         2.16     Shares/Stock.................................................2
         2.17     Trust........................................................2
         2.18     Trustee......................................................2

ARTICLE III - PARTICIPANT'S ACCOUNTS...........................................2

         3.1      Participant Account..........................................2
         3.2      Determination of Account.....................................3
         3.3      Statement of Account.........................................3
         3.4      Unfunded Plan................................................3

ARTICLE IV - PLAN BENEFITS

         4.1      Benefits-General.............................................4
         4.2      Death Benefits...............................................4
         4.3      Payment to Guardian..........................................4
         4.4      Source of Payment............................................4

ARTICLE V - BENEFICIARY DESIGNATION

         5.1      Beneficiary Designation......................................4
         5.2      Amendments...................................................4
         5.3      No Beneficiary Designation...................................5
         5.4      Effect of Payment............................................5

ARTICLE VI - VESTING...........................................................5

ARTICLE VII - DISTRIBUTIONS

         7.1      Benefit Payment Schedule.....................................5
         7.2      Pre-Mature Distribution......................................6
         7.3      Partial Distributions........................................6

ARTICLE VIII - ADMINISTRATION

         8.1      Administrator Duties.........................................6
         8.2      Agents.......................................................6
         8.3      Binding Effect of Decisions..................................6

ARTICLE IX - CLAIMS PROCEDURE

         9.1      Claim........................................................7
         9.2      Denial of Claim..............................................7
         9.3      Review of Claim..............................................7
         9.4      Final Decision...............................................7

ARTICLE X - AMENDMENT AND TERMINATION OF PLAN

         10.1     Amendment....................................................7
         10.2     Termination of Plan..........................................8

ARTICLE XI - MISCELLANEOUS

         11.1     Employer's Obligations Limited...............................8
         11.2     Nonassignability.............................................8
         11.3     Not a Contract of Employment.................................8
         11.4     Participant Cooperation......................................8
         11.5     Terms........................................................9
         11.6     Captions.....................................................9
         11.7     Governing Law................................................9
         11.8     Validity.....................................................9
         11.9     Notice.......................................................9
         11.10    Indemnification..............................................9

ARTICLE XII - INDIVIDUAL BENEFITS

         12.1     Participants' Schedule of Benefits..........................10




                             SYNOVUS FINANCIAL CORP.
                           Deferred Stock Option Plan


                                    ARTICLE I

                                     PURPOSE

The purpose of this Synovus Financial Corp. Deferred Stock Option Plan (hereinafter referred to as the "Plan") is to provide accumulation of certain benefits for eligible senior executives of Synovus Financial Corp. and its affiliates and their beneficiaries. This Plan shall be effective as of the Effective Date.


                                   ARTICLE II

                                   DEFINITIONS

For the purposes of this Plan,  the following  words and phrases set forth below
shall  have  the  following  meaning,   unless  the  context  clearly  indicates
otherwise:

2.1 Account. "Account" means the account maintained for each Participant by the Administrator pursuant to Section 3.1.

2.2  Administrator.  "Administrator"  means the  Compensation  Committee  of the
     Board.

2.3 Agent. "Agent" means anyone appointed to assist the Administrator with its duties in administering the Plan pursuant to Section 8.2 of the Plan. Initially, the Agent shall be the Company's Executive Compensation Department.

2.4 Beneficiary. "Beneficiary" means the person, persons, or entity designated by the Participant, or as provided in Article IV, to receive any Plan Benefits payable after a Participant's death.

2.5  Board. "Board" means the Board of Directors of the Company.

2.6 Company. "Company" means Synovus Financial Corp. or any successor to Synovus Financial Corp.

2.7 Deferral Election Form. "Deferral Election Form" means with respect to each Participant, the election made by the Participant to elect to defer the gain from the exercise of stock options, listed on said form, pursuant to the terms of this Plan and evidenced in Exhibited B hereof.

2.8 Determination Date. "Determination Date" means the last day of each calendar year in which this Plan is in effect.

2.9  Effective Date. "Effective Date" means July 1, 2001.

2.10 Employer. "Employer" means the Company and its subsidiaries and affiliates.

2.11 Initial Participation Date. "Initial Participate Date" means the initial effective date of a Participant's participation in this Plan as determined pursuant to Section 3.1.

2.12 Participant. "Participant" means any key employee selected by the Employer to participate in the Plan.

2.13 Plan. "Plan" means this Synovus Financial Corp. Deferred Stock Option Plan.

2.14 Plan Benefit. "Plan Benefit" means at any given time an amount equal to the Participant's Account.

2.15 Plan Year. "Plan Year" means each calendar year period beginning on January 1 and ending on December 31; provided, however, that the initial Plan Year shall mean the six-month period beginning on July 1, 2001 and ending on December 31, 2001.

2.16 Shares/ Stock. "Shares" or "Stock" means shares in the common stock of Synovus Financial Corp. All references to Shares or Stock shall be interpreted to include this definition.

2.17 Trust. "Trust" means the trust or trusts created by the Company pursuant to
     Section 3.1, to assist the Company in meeting obligations under this Plan.

2.18 Trustee.  "Trustee" means the trustee of the Trust.


                                   ARTICLE III

                             PARTICIPANTS' ACCOUNTS

3.1 Participant Account. The Company may establish one or more Trusts for the purposes of measuring the value of the Account, for crediting gains and losses, and to fund the Plan. Such Account does not constitute an actual investment of the Participant account balance and shall remain subject to the claims of general creditors of the Company. Said Account shall be established by the Administrator under the Plan in the name of each Participant and shall initially be credited with the number of Shares set forth in accordance with Article XII. Thereafter, an Account shall be established by the Administrator for each new Participant. The Account shall be managed in accordance with the provisions of the Trust. Except as provided below, under no circumstances shall any benefit be granted, allocated or distributable to a Participant from his Account except in the form of Stock, nor shall any other investment be permitted to be held in a Participant's Account. If and only if there shall be a tender offer for some or all shares of Stock in the Accounts from a third party which, in the sole judgment of the Board of Directors shall constitute a valid offer of sufficient value, the Trustee shall be directed by the Administrator to tender the subject shares of Stock, and any cash or kind consideration received for such Shares shall be invested by the Trustee in cash, stocks, bonds or mutual funds or any combination thereof deemed appropriate by the Administrator. Any cash or kind consideration received for Stock and any investment earnings therefrom shall be credited to the Account of the Participant in a manner that reflects the Account values for each Participant prior to such tender.

3.2 Determination of Account. A Participant's Account as of each Determination Date shall consist of the balance of the Account as of the immediately preceding Determination Date, minus the amount of any distributions made, plus any earnings or gains and minus any losses since the immediately preceding Determination Date. Each Participant Account will be credited with dividends quarterly corresponding to dividends paid each quarter on Synovus common stock. These dividend equivalents will be invested in additional stock units through the Company's Dividend Reinvestment and Direct Stock Purchase Plan. Each stock unit represents the right to receive one share of Synovus common stock in accordance with the distribution election made pursuant to Article VII.

3.3 Statement of Account. The Administrator shall submit to each Participant, within one hundred twenty (120) days after each calendar year end and at such other times as determined by the Administrator, a statement setting forth the balance to the credit of the Participant's Account.

3.4 Unfunded Plan. It is the intention of the Employer and the Participant that the arrangements hereunder be unfunded for U.S. income tax purposes and for purposes of Title I of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). The Participant shall have the status of a general unsecured creditor of the Employer. This Plan constitutes a mere promise by the Employer to make benefit payments in the future. The Trust and any assets held by the Trustee shall conform in all material respects to the terms of the model trust as described in U.S. Internal Revenue Service Revenue Procedure 92-64. The Company shall create the Trust in order to identify assets to be used for the purposes designated herein. The Trust shall be irrevocable.

                                   ARTICLE IV

                                  PLAN BENEFITS

4.1 Benefits-General. The Employer shall pay to each Participant his or her Plan Benefit. Distribution of a Participant's Plan Benefit shall commence in accordance with Article VII hereof.

4.2 Death Benefits. On or before the fifteenth day of the calendar month following the death of a Participant, the Employer shall pay to the Participant's Beneficiary an amount equal to the remaining unpaid balance of the Participant's Account in a single lump payment.

4.3 Payment to Guardian. If a Plan Benefit is payable to a minor or a person declared incompetent or to a person incapable of handling the disposition of property, the Administrator may direct payment of such Plan Benefit to the guardian, legal representative or person having the care and custody of such minor or incompetent person. The Administrator may require proof of incompetency, minority, incapacity or guardianship, as it may deem appropriate prior to distribution of the Plan Benefit. Such distribution shall completely discharge the Administrator and the Employer from all liability with respect to such Plan Benefit.

4.4 Source of Payment. Subject to the terms of the Trust, the Administrator shall direct the Trustee to make payment out of the Trust of any benefit which has become payable under the terms of this Plan. To the extent a Participant Account is held in Shares, such Shares shall be distributed in kind pursuant to any direction from the Administrator to the Trustee for a benefit distribution. To the extent not satisfied by distribution from the Trust, the Employer shall remain liable to the Participants and their Beneficiaries for the payment of and Plan Benefits due and payable hereunder.


                                    ARTICLE V

                             BENEFICIARY DESIGNATION

5.1 Beneficiary Designation. A Participant shall have the right, at any time, to designate any person or persons as his Beneficiary or Beneficiaries (primary and/or contingent) to whom payment under this Plan shall be paid in the event of death prior to complete distribution to the Participant of the benefits due under the Plan. Each beneficiary designation shall be in a written form prescribed by the Administrator consistent with Exhibit A hereof and will be effective only when filed with the Administrator during the Participant's lifetime.

5.2 Amendments. Any beneficiary designation may be changed by the Participant without the consent of any designated Beneficiary by the filing of a new beneficiary designation with the Administrator. The filing of a new beneficiary designation form will cancel all beneficiary designations previously filed.

5.3 No Beneficiary Designation. If any Participant fails to designate a Beneficiary in the manner provided above, or if each Beneficiary designated by a deceased Participant predeceases the Participant, the Administrator shall distribute such Participant's benefits to the Participant's estate.

5.4 Effect of Payment. Payment to the Beneficiary, or estate as provided above, shall completely discharge the Employer's obligations under this Plan.

                                   ARTICLE VI

                                     VESTING

6.1  A Participant shall be 100% vested in his Account balance at all times.


                                   ARTICLE VII

                                  DISTRIBUTIONS

7.1 Benefit Payment Schedule. Subject to the other provisions of this Plan including Section 5.2, Plan Benefits shall be payable pursuant to the election made by the Participant as provided by the Administrator in a manner consistent with Exhibit B hereof as follows:

         (1) Retirement. As soon as practicable following the Participant's termination of employment with the Employer, payment shall be made either in:

                  (a) A lump sum distribution, or

                  (b) Annual installments over a  period of five (5) to  fifteen
         (15) years as specified in the "deferral election table" in the Participant's Deferral Election Form.

In either case, the timing of distribution shall be consistent with that selected by the Participant in the respective Deferral Election Form.

         (2)     Other  Specified  Date.   As  soon as  practicable  following a
date specified in the "deferral election table" in the Participant's Deferral Election Form, payment shall be made either in:

                  (a) A lump sum distribution, or

                  (b) Annual installments over a  period  of five (5) to fifteen
         (15) years as specified in the "deferral election table" in the Participant's Deferral Election Form.

In no event shall the date specified in this Section 7.1(2) be earlier than five
(5) years from the date of exercise of the stock options listed in the Participant's respective Deferral Election Form.

In either case, the timing of distribution shall be consistent with that selected by the Participant in the respective Deferral Election Form.

7.2  Pre-mature Distribution.

     (a) Notwithstanding the above, a participant may elect to receive a partial or complete distribution of his Plan Benefits in case of a financial hardship defined under equitable and consistent rules established by the Administrator.

     (b) In the case of a Participant's death, distribution shall be made consistent with Articles IV and V as soon as practicable.

7.3  Partial  Distributions.   Any  partial distribution  from  a  Participant's
Account shall be pro rata as between Shares held in the Account on the date of the distribution.


                                  ARTICLE VIII

                                 ADMINISTRATION

8.1 Administrator Duties. This Plan shall be administered by the Administrator.

8.2 Agents. The Administrator may appoint individual(s) to act as the Administrator's agent with respect to the day-to-day administration of the Plan. In addition, the Administrator may, from time to time, employ other agents and delegates to aid in such administrative duties as it sees fit, and may from time to time consult with counsel who may be counsel to the Employer.

8.3 Binding Effect of Decisions. The decision or action of the Administrator with respect to any question arising out of or in connection with the administration, interpretation and application of the Plan and the rules and regulations promulgated by the Administrator hereunder shall be final and binding upon all persons having any interest in the Plan.

                                   ARTICLE IX

                                CLAIMS PROCEDURE

9.1 Claim. Any person claiming a benefit, requesting an interpretation or ruling under the Plan, or requesting information under the Plan shall present the request in writing to the Administrator, which shall respond in writing as soon as practicable.

9.2 Denial of Claim. If the claim or request is denied, the written notice of denial shall be made within ninety (90) days of the date of receipt of such claim or request by the Administrator and shall state:

     (a) The reason for denial, with specific reference to the Plan provisions on which the denial is based;

     (b) A description of any additional material or information required and an explanation of why it is necessary; and

     (c) An explanation of the Plan's claim review procedure.

9.3 Review of Claim. Any person whose claim or request is denied or who has not received a response within ninety (90) days may request review by notice given in writing to the Administrator within sixty (60) days of receiving a response or one hundred fifty (150) days from the date the claim was received by the Administrator. The claim or request shall be reviewed by the Administrator who may, but shall not be required to, grant the claimant a hearing. On review, the claimant, assisted by professional representation if desired, may examine pertinent documents, and may submit issues and comments in writing.

9.4 Final  Decision.  The decision on review shall normally be made within sixty
(60) days after the Administrator's receipt of a request for review. If an extension of time is required for a hearing or other special circumstances, the claimant shall be notified and the time limit shall be one hundred twenty (120) days after the Administrator's receipt of a request for review. The decision shall be in writing and shall state the reasons and relevant Plan provisions. All decisions on review shall be final and binding on all parties concerned.

                                    ARTICLE X

                        AMENDMENT AND TERMINATION OF PLAN

10.1 Amendment. The Company may at any time amend the Plan (other than Section 10.2) in whole or in part, provided, however, that no amendment shall be effective to retroactively decrease or restrict a Plan Benefit as to amount or timing or manner of distribution of any Account maintained under the Plan without the consent of each Participant who would be affected by the amendment.

10.2 Termination of Plan. The Company may at any time terminate the Plan in its entirety and make immediate distribution of all Plan Benefits hereunder if, in its judgment, a material change in the tax, accounting, or other effects of the continuance of the Plan, or potential payments thereunder, would make continuance of the Plan not in the best interests of the Employer. If the Plan is terminated all Participants with an Account balance at the time of such termination shall be equally entitled to the same rights and privileges with regard to distributions of an Account, which shall be made in a single lump sum distribution as soon as practicable after the date on which the Plan is terminated in accordance with policies and procedures prescribed by the Administrator.

                                   ARTICLE XI

                                  MISCELLANEOUS

11.1 Employer's Obligations Limited. The Employer shall have no obligation under this Plan with respect to any individuals other than the Participants and their Beneficiaries.

11.2 Nonassignability. No Participant or any other person shall have any right to commute, sell, assign, transfer, pledge, anticipate, mortgage or otherwise encumber, transfer, hypothecate or convey in advance of actual receipt the amounts, if any, payable hereunder, or any part thereof, which are, and all rights to which are, expressly declared to be unassignable and nontransferable. No part of the amounts payable shall, prior to actual payment, be subject to seizure or separation for the payment of any debts, judgments, alimony or separate maintenance owed by the Participant or any other person, nor be transferable by operation of law in the event of the Participant's or other person's bankruptcy or insolvency.

11.3 Not a Contract of Employment. The terms and conditions of this Plan shall not be deemed to constitute a contract of employment between the Employer and any Participant, and the Participants (or the Participants Beneficiaries) shall have no rights against the Employer, except as may otherwise be specifically provided herein. Moreover, nothing in this Plan shall be deemed to give any Participant the right to be retained in the service of the Employer or to interfere with the right of the Employer to discipline or discharge any Participant at any time. Any such rights shall be governed by independent and unrelated contractual arrangements between the parties, should such arrangements be consummated.

11.4 Participant Cooperation. Each Participant will cooperate with the Employer by furnishing any and all information requested by the Employer in order to facilitate the payment of benefits hereunder and such other action as may be requested by the Employer.

11.5 Terms. Wherever any words are used herein in the singular or in the plural, they shall be construed as though they were used in the plural or the singular, as the case may be, in all cases where they would so apply.

11.6 Captions. The captions of articles, sections and paragraphs of this Plan are for convenience only and shall not control or affect the meaning or construction of any of its provisions.

11.7 Governing Law. The provisions of this Plan shall be construed and interpreted according to the laws of the United States and the state of Georgia.

11.8 Validity. In case any provision of this Plan shall be held illegal or invalid for any reason, said illegality or invalidity shall not affect the remaining parts hereof, but this Plan shall be construed and enforced as if such illegal and invalid provision had never been inserted herein. In addition, the Company makes no representations regarding the tax consequences of the Plan and the Company is not responsible or obligated for any adverse tax consequences which may result to Participants and their Beneficiaries from the Plan.

11.9 Notice. Any notice or filing required or permitted to be given to the Administrator under the Plan shall be sufficient if in writing and hand delivered, or sent by registered or certified mail, to the Chairman of the Board with a copy to the Employer's then General Counsel, the Plan Administrator, or the President or Chief Financial Officer of the Employer. Such notice shall be deemed given as of the date of delivery or, if delivery is made by mail, as of three (3) days following the date shown on the postmark or on the receipt for registration or certification.

11.10Indemnification. Each Participant shall indemnify and hold harmless the Company and its affiliates from and against all Federal, state and local taxes and withholding obligations (including, without limitation, income, FICA and other employment taxes and withholding, but excluding the employer's share of FICA or any other payroll or employment tax), and all related penalties and interest, payable by Participant (as primary obligor) at any time with respect to such Participant's Account (including, without limitation, any distribution from Participant's Account) (collectively, the "Tax Related Costs"). The Company and Participant agree that any Tax Related Costs shall first be deducted by the Company or any affiliate from any amounts or assets owed to or in respect of such Participant by the Company or an affiliate on the date hereof or any date hereafter (including, without limitation, any amounts or assets held in the Participant's Account and any amounts earned by the Participant in respect of services rendered prior to or at any time after the date hereof) to the extent of the amounts or fair market value thereof, and only the balance, if any, may be collected from the Participant.

                                   ARTICLE XII

                               INDIVIDUAL BENEFITS

12.1 Participants' Schedule of Benefits. The initial amount of the Benefit provided to each Participant under the Plan shall be the value of the number of shares listed and confirmed in writing by the Administrator to the Participant as soon as practicable after the corresponding election have been made pursuant to this Plan.

IN WITNESS WHEREOF, and pursuant to resolution of the Board of Directors of the undersigned, the Company has caused this instrument to be executed by its duly authorized officer as of the Effective Date.

                                        SYNOVUS FINANCIAL CORP.


                                        By:  /s/Steven C. Evans
                                            ------------------------------------
                                                 Steven C. Evans
                                                 Senior Vice President

                                    EXHIBIT A

                             BENEFICIARY DESIGNATION


     ___________________ ("Participant") hereby designates the following person(s) as beneficiaries entitled, upon my death, to any payments in accordance with the terms and provisions of the Synovus Financial Corp. Deferred Stock Option Plan ("Plan"), this beneficiary designation being made by Participant pursuant to the terms of the Plan:

         Primary Beneficiary (Beneficiaries):

         Name(s): .........
                  -----------------------------------------------------


         Address(es):......
                           -----------------------------------------------------

                           -----------------------------------------------------

                           -----------------------------------------------------

     It is understood and agreed that in the event of the death of the above-named Primary Beneficiary, the Contingent Beneficiary (or Beneficiaries) shall be entitled to receive the payments under the Plan the Primary Beneficiary was receiving or would have received. In the event more than one Contingent Beneficiary is designated, said Contingent Beneficiaries shall be entitled to receive payments made pursuant to the Plan per capita:

         Contingent Beneficiary (Beneficiaries):

         Name(s): .........
                  -----------------------------------------------------
                  .........
                  -----------------------------------------------------

         Address(es):......
                  -----------------------------------------------------
                  .........
                  -----------------------------------------------------


     This beneficiary designation supersedes all beneficiary designations, if any, previously made by Participant and may be amended at any time by filing another such beneficiary designation with the Plan administrator.

     IN WITNESS WHEREOF, Participant has affixed his hand and seal, this ___day of ________________, 200_ .

                                                                          (L.S.)
                               -------------------------------------------
                                               "PARTICIPANT"

                                    EXHIBIT B

                             SYNOVUS FINANCIAL CORP.
                      ELECTION TO DEFER STOCK OPTION GAINS

In accordance with the terms and conditions of the Synovus Financial Corp. Deferred Stock Option Plan ("Plan"), I irrevocably elect to defer the gain from the exercise of the stock options listed in the table below in the manner and to the extent provided on this form, subject to approval of the Plan by the Synovus Financial Corp. Compensation Committee and Board of Directors. In making this election, I understand that:

* These options may not be exercised until: (1) the calendar year following the date of this election and (2) six months have passed since the date of this election.

* The exercise price of these options must be paid to Synovus through the delivery of shares of Synovus common stock.

* The shares used for payment must have been owned by me for more than six months and must not have been used for another stock option exercise within the past six months (unless they were purchased on the open market).

* Upon exercise of any of these options, an account established in my name with Synovus will be credited with a number of deferred stock units equal to the number of gain shares being deferred.

* My deferred stock unit account will be credited with dividend equivalents annually corresponding to dividends paid each year on Synovus common stock. Dividend equivalents will be invested in additional stock units.

* Each deferred stock unit represents the right to receive one share of Synovus common stock in accordance with the distribution election made below following the deferral period.




Deferred Election Table:

------------------------- ---------------------- ----------------------- ---------------------- ----------------------
Grant Date                Number of  Shares      Exercise Price          Timing of              Form of Distribution
                          (minimum of 5,000                              Distribution (either   (either lump sum or
                          shares)                                        "retirement" or a      annual
                                                                         specified date--date    installments.  For
                                                                         must be at least 5     installments, please
                                                                         years from exercise)   specify between 5
                                                                                                and 15 years)
------------------------- ---------------------- ----------------------- ---------------------- ----------------------



This election is subject to the terms of Synovus Deferred Stock Option Plan, and the stock option plan and award agreement under which the respective options were granted.

I affirm that my decision to defer was made after consulting with my financial or tax advisor, and that my decision was not made in reliance upon any financial or tax information or advice provided by Synovus Financial Corp. I also understand that no advance ruling or determination has been obtained from the Internal Revenue Service guaranteeing the deferral of income taxes under this program.

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